UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 11, 2007

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02. Unregistered Sales of Equity Securities.

On December 12, 2007, World Heart Corporation (the “Company” or “WorldHeart”) announced that the Company and its direct subsidiary, World Heart Inc. (collectively, the “Borrowers”) entered into a Note Purchase Agreement (the “Purchase Agreement”) dated December 11, 2007 with ABIOMED, Inc. (“Abiomed”) as part of a strategic alliance with Abiomed. Pursuant to the Purchase Agreement, the Borrowers issued to Abiomed a secured convertible promissory note in the principal amount of up to $5 million (the “Note”), to be funded in two tranches, $1 million of which was funded immediately and $4 million of which is scheduled to be funded on or about January 3, 2008, subject to certain limited conditions. The Note is secured by the Borrowers’ assets and contains certain covenants and customary events of default, the occurrence of which could result in an acceleration of the Note. The Note is convertible into WorldHeart common shares at Abiomed’s option, in whole or in part, at approximately $1.75 per share, subject to anti-dilution adjustments in the event that the Company issues securities at a lower effective price, at any time, except that until and unless shareholder approval for the purposes of compliance with the shareholder approval rules of the NASDAQ Stock Market and the Toronto Stock Exchange has been received, any conversion of the Note (including any accrued interest), together with any exercise of the Warrant as described below, is limited such that Abiomed will not hold more than 19.9% of the Company’s common shares outstanding on the date of issuance of the Note and Warrant. The Note will accrue interest at 8% per annum, which is payable upon payment or conversion of the Note, and the interest may also be converted into common shares at the then market value, at the option of Abiomed. After the second anniversary of the issuance, the Note is payable on demand, or subject to fulfillment of certain conditions, at WorldHeart’s option.

The Borrowers and Abiomed also entered into a Clinical and Marketing Support Services Agreement (the “Services Agreement”), pursuant to which Abiomed agreed to provide clinical support and certain marketing services in connection with WorldHeart’s products in development. As partial consideration for these clinical and marketing services, WorldHeart also issued to Abiomed a 5-year warrant (the “Warrant”) to purchase up to 3,400,000 common shares of WorldHeart, exercisable at $0.01 per share. The Warrant is exercisable with respect to only 680,000 common shares until the second tranche of the Note is funded, and until and unless shareholder approval has been received, the exercise of the Warrant, together with any conversion of the Note, is limited to 19.9% of the Company’s currently outstanding common shares.

As part of the Purchase Agreement, the Company also granted Abiomed a right of first refusal to act as an exclusive worldwide distributor for any WorldHeart product not currently sold by WorldHeart and a right to designate one nominee to the Company’s board of directors or have an observer present at the Company’s board meetings. Pursuant to the terms of the related registration rights agreement, the Company also agreed to register for re-sale common shares underlying the Note and the Warrant and to file such registration statement with the Securities and Exchange Commission within 120 days after the date of issuance of the Note and the Warrant.

Finally, the Company’s two largest shareholders have agreed with Abiomed to vote in favor of the approval of the issuance of the Note and the Warrant to Abiomed at any shareholder meeting called to solicit the approval of the transaction. No commissions or placement agent fees were paid in connection with the private placement of the Note and the Warrant, which were issued in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act and Rule 506 of Regulation D thereunder.

The foregoing description of the transaction and the terms of the Purchase Agreement, the Note, the Warrant, the Services Agreement, the registration rights agreement and the security agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the agreements, which are filed as exhibits hereto and are incorporated by reference herein.

The Company intends to mail to all shareholders a proxy statement that will contain important information regarding this transaction as well as other matters. The shareholders are advised to review the proxy statement for further information regarding the participants in the solicitation (including their direct or indirect interests, if any). When available, copies of the proxy statement, and other relevant documents, will be available for free at the Securities and Exchange Commission’s web site and the Company’s web site at worldheart.com

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibit.

99.1	Note Purchase Agreement dated December 11, 2007 between the registrant, World Heart Inc., a wholly-owned subsidiary of the registrant, and ABIOMED, Inc.
99.2	8% Secured Convertible Promissory Note dated December 11, 2007.
99.3	Canadian Security Agreement dated December 11, 2007 between the registrant ABIOMED, Inc.
99.4	U.S. Security Agreement dated December 11, 2007 between World Heart Inc., a wholly-owned subsidiary of the registrant, and ABIOMED, Inc.
99.5	Common Shares Warrant dated December 11, 2007.
99.6	Clinical and Marketing Support Services Agreement dated December 11, 2007 between the registrant, World Heart Inc., a wholly-owned subsidiary of the registrant, and ABIOMED, Inc.
99.7	Registration Rights Agreement dated December 11, 2007 between the registrant and ABIOMED, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 13, 2007

WORLD HEART CORPORATION

	By:	/s/ Jal S. Jassawalla
	Name:	Jal S. Jassawalla
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit.

99.1	Note Purchase Agreement dated December 11, 2007 between the registrant, World Heart Inc., a wholly-owned subsidiary of the registrant, and ABIOMED, Inc.
99.2	8% Secured Convertible Promissory Note dated December 11, 2007.
99.3	Canadian Security Agreement dated December 11, 2007 between the registrant ABIOMED, Inc.
99.4	U.S. Security Agreement dated December 11, 2007 between World Heart Inc., a wholly-owned subsidiary of the registrant, and ABIOMED, Inc.
99.5	Common Shares Warrant dated December 11, 2007.
99.6	Clinical and Marketing Support Services Agreement dated December 11, 2007 between the registrant, World Heart Inc., a wholly-owned subsidiary of the registrant, and ABIOMED, Inc.
99.7	Registration Rights Agreement dated December 11, 2007 between the registrant and ABIOMED, Inc.